        Exhibit F, Schedule 1(d)
   Reason       Comp.ID                      Company name

                            E.ON Group
   Merger               205 E.ON Elfte Vermogensverwaltungs-Aktiengesellschaft
   Merger               432 Chemie-Verwaltungs-AG
   Merger               998 E.ON Funfte Verwaltungs-Gesellschaft mbH
Liquidation            1001 VR Telecommunications GmbH & Co.
    Sale               3652 BAIFU GmbH
    Sale               5200 VEBA OEL AG
    Sale               8732 Start Center Dusseldorf GmbH

                            Energy
    Sale                130 Asikos Strahlmittel GmbH
    Sale                221 Gasfernversorgung Mittelbaden GmbH
   Merger               387 PREVAG Provinzialsachsische Energie-Versorgungs-GmbH
   Merger               660 Energieverband Wittingen GmbH
    Sale                784 Frankisches Uberlandwerk AG
    Sale                787 Urangesellschaft mbH
   Merger               803 Westharzer Kraftwerke GmbH
    Sale                813 Kraftwerk EV 3 I/S
   Merger              2043 GZA Gesellschaft zur Abfallentsorgung mbH
Liquidation            2086 Recyclinggesellschaft Tornesch mbH
   Merger              2155 Ostmecklenburgische Gasversorgung Neubrandenburg GmbH
Liquidation            2189 E.ON Energie 3. Beteiligungsgesellschaft mbH
    Sale               2196 E.ON Energie 1. Beteiligungsgesellschaft mbH
Liquidation            2197 PreussenElektra Nuklear GmbH
   Merger              2199 AVACON Beteiligungsgesellschaft mbH
Liquidation            2230 GbR "Vereinigung der Gesellschafter der BauMineral GmbH"
Liquidation            2261 SES Salzgitter Energie Service GmbH
Liquidation            2282 Organisatie voor Duurzame Energie (ODE)
Liquidation            2285 Seaswan
    Sale               2298 Lohengrin GmbH
   Merger              2421 E.ON Vertrieb GmbH
Liquidation            2441 D. Klein Verwaltungs GmbH
    Sale               2446 Depardieu International Finance
    Sale               2447 Deponienachsorgegesellschaft mbH
    Sale               2453 EEG - ERDGAS ERDOL GmbH
   Merger              2495 FMS Fernwarmeversorgung Markt Schwaben GmbH
    Sale               2498 Fuzfoi Eromu Kft.
   Merger              2509 GAW Gesellschaft fur Abwasserwirtschaft mbH
    Sale               2514 GEO Gesellschaft fur Entsorgung in Oberbayern mbH
    Sale               2522 Gyori Eromu Kft.
    Sale               2526 Heinz Reischl GmbH
    Sale               2547 Josef Stanglmeier Bauunternehmung GmbH & Co. KG
    Sale               2548 Josef Stanglmeier-Beteiligungsgesellschaft mbH
    Sale               2549 Kabelcom Rheinhessen GmbH
   Merger              2552 Kernkraftwerk RWE-Bayernwerk GmbH
   Merger              2553 Kernkraftwerke Gundremmingen Betriebsgesellschaft mbH
    Sale               2574 MHB Mullheizkraftwerk Betriebsges. mbH
    Sale               2578 Nahwarmeversorgung Rheinhessen GmbH
Liquidation            2597 RBK Rother Baustoff Aufbereitung und Wiederverwertung D. Klein GmbH & Co. KG
    Sale               2623 SEG Starkstrom Energieanlagenbau Ges.m.b.H.
    Sale               2627 Siemens Solar GmbH
Liquidation            2632 Solar-Wasserstoff-Bayern GbR
    Sale               2662 STAM Josef Stanglmeier GmbH Asphalt-Mischwerk
    Sale               2663 STAWA Universal-Bau GmbH
    Sale               2695 Watt AG
    Sale               2724 WRG Wurzburger Recycling GmbH
   Merger              2727 E.ON Trading GmbH
    Sale               2732 Polenergia
    Sale               3019 Stadtische Werke Magdeburg GmbH
   Merger              3034 e.dis Beteiligungsgesellschaft mbH
    Sale               3079 EXPO-Beteiligungsgesellschaft der Dt. Wirtschaft mbH & Co.Verw. KG
Liquidation            5519 Awardposter Ltd
Liquidation            5544 Powergen Systems and Services Ltd
Liquidation            5579 Powergen Brasil Limitada
Liquidation            5643 Powergen Luxembourg Investments SARL
Liquidation           20009 Oneline INC.
    Sale              20029 Energieversorgungsgesellschaft Fachklinig Aukrug GmbH
    Sale              20045 MEA Energieagentur Mecklenburg-Vorpommern GmbH
    Sale              20048 European Fuel Cell GmbH
    Sale              20056 rhenag Rheinische Energie Aktiengesellschaft
   Merger             20061 Gasversorgung Westerwald GmbH
   Merger             20075 Admeo Networks AB
    Sale              20124 Matarteknik Ost AB
    Sale              20125 Ateranvandning Ost AB
   Merger             20128 Malmo-Burlov Energi AB
    Sale              20142 ElektroSandberg Norge AS
Liquidation           20174 BRONNALVENS KRAFT AB
   Merger             20184 Sydkraft Fastigheter Verket AB
   Merger             20223 Sydgas AB
Liquidation           20279 Propangas-Gemeinschaft Schleswig-Holstein GmbH
Liquidation           20282 Abwasserentsorgung Sudheide
   Merger             20298 LandE Gifhorn GmbH
Liquidation           20309 Zaklad Energetyki Cieplney Sp. z o.o
   Merger             20352 Kiinteisto Oy Piispankyla 4
Liquidation           20357 Suomen Energia-Urakointi Oy
    Sale              20361 Interkraft Trading AS
    Sale              20372 TEAG Projektgesellschaft  mbH
    Sale              20406 Wackenhut Datentechnik GmbH
   Merger             20420 Stadtwerke Stadthagen GmbH
   Merger             20422 Stadtwerke Buckeburg/Obernkirchen GmbH
    Sale              20459 Regionalportal Nordhessen GmbH
    Sale              20460 Marktplatz Nordhessen GmbH & Co. KG
    Sale              20462 Ecoprogetto Venezia S.P.A.
    Sale              20463 Herhof-Ladurner Impianto Venezia S.c.a.r.l.
    Sale              20464 Herhof-Trockenstabililat(R)-Anlage Region Trier GmbH & Co. KG
Liquidation           20473 Gulsele Kraft AB
Liquidation           20488 Mellansv Kraftgrupp AB
Liquidation           20491 Oldens Kraft AB
    Sale              20514 Energy Rescources of Australia Ltd
    Sale              20516 Viking Vind Ekonomisk Forening

                            Aluminium
    Sale               8500 Aluminerie Alouette, Inc.
    Sale               8501 ALUMINIUM NORF GmbH
    Sale               8502 ALUMINIUM NORF Unterstutzungsgesellschaft mbH
    Sale               8504 Aluminium Oxid Stade GmbH
    Sale               8505 Aluminium Service AG
    Sale               8506 Aluminium-Gemeinschaft Norf GbR
    Sale               8509 bp europack S.p.A.
    Sale               8510 CASTECH S.A. de C.V.
    Sale               8513 Deutsche Aluminium Verpackung Recycling GmbH
    Sale               8515 Everweal Ltd.
    Sale               8516 GAZ Gesellschaft fur Akkreditierung und Zertifizierung von chemischen Laboratorien mbH
    Sale               8517 HALCO (Mining) Inc., Dover
    Sale               8518 Hamburger Aluminium-Werk GmbH
    Sale               8519 Huizhou Propack Plastics Co. Ltd.
    Sale               8520 IGS Industrie- und Gewerbepark Service-Ges. Hannover mbH
    Sale               8521 IGS Industrie- und Gewerbepark Service-Ges. Stade-Butzfleth mbH
    Sale               8522 Jiangyin Propack Packing Co. Ltd.
    Sale               8523 P. T. Interkemas Flexipack
    Sale               8524 Propack Huizhou Co. Ltd.
    Sale               8525 Propack International Holdings Ltd.
    Sale               8526 Recal Recycling Foundation Polen
    Sale               8527 SEG-Standortentwicklungs-Gesellschaft Toging mbH
    Sale               8528 SGN-Standortentwicklungs-Gesellschaft Nabwerk mbH
    Sale               8529 Societe Alsacienne d' Aluminium S.A.
    Sale               8530 Societe FRANCE ALUMINIUM RECYCLAGE S.A.
    Sale               8531 Starpack Philippines Corporation
    Sale               8532 Strong Thai Pack Ltd.
    Sale               8533 Strongpack Public Company Ltd.
    Sale               8534 Tscheulin-Rothal GmbH
    Sale               8538 V.A.W. North American Holdings, Inc.
    Sale               8539 V.A.W. of America, Inc.
    Sale               8540 V.A.W. Products, Inc.
    Sale               8541 V.A.W. Tomago, Inc.
    Sale               8543 VAW (UK) Ltd.
    Sale               8544 VAW alucast GmbH
    Sale               8545 VAW aluguss GmbH
    Sale               8546 VAW aluminium AG
    Sale               8547 VAW Aluminium Canada and Company, Ltd.
    Sale               8548 VAW Aluminium Canada, Inc.
    Sale               8549 VAW aluminium France S.A.S.
    Sale               8550 VAW aluminiumtechnika Kft.
    Sale               8551 VAW Aluminium-Technologie GmbH
    Sale               8552 VAW Aluminium-Verwaltungs-Gesellschaft mbH
    Sale               8553 VAW alutubes GmbH
    Sale               8554 VAW Auslands-Beteiligungs-GmbH
    Sale               8555 VAW Australia Pty. Ltd.
    Sale               8556 VAW BENELUX N.V./S.A.
    Sale               8557 VAW CARBON GmbH
    Sale               8558 VAW Europack Ltd.
    Sale               8559 VAW Flu(beta)spat-Chemie GmbH
    Sale               8560 VAW Gie(beta)erei Hannover GmbH
    Sale               8561 VAW highpural GmbH
    Sale               8562 VAW highpural KK
    Sale               8563 VAW iberica S.A.
    Sale               8564 VAW inasa S.A.
    Sale               8565 VAW mandl & berger Ges.m.b.H.
    Sale               8566 GVN Grundstucksverwaltungsgesellschaft Neuburg mbH
    Sale               8567 VAW motorcast Ltd.
    Sale               8568 VAW Skandinavia A/S
    Sale               8569 VAW slim S.p.A.
    Sale               8570 VAW walzprodukte grevenbroich GmbH
    Sale               8571 VAW-IMCO Gu(beta)und Recycling GmbH
    Sale               8573 Vigeland Metal Refinery A/S
    Sale               8580 LVG Leichtmetall Verwaltungsgesellschaft mbH
    Sale               8585 VAW-Innwerk Unterstutzungsgesellschaft mbH
    Sale               8586 VAW Kurri Kurri Ownings
    Sale               8587 VAW Europack Iberica S.R.L.
    Sale               8588 VAW Kurri Kurri Pty. Ltd.
    Sale               8589 VAW Flexible Packaging, Inc.
    Sale               8590 VAW International Capsules SAS
    Sale              80000 VAW aluminium industries Sdn. Bhd.
    Sale              80001 Rotopak Matbaacilik-Ambalaj Sanayii ve Ticaret A.S.
    Sale              80002 Rotopas Ambalaj Pazarlama ve Dagitim A.S.
    Sale              80003 Rotogravur Klisecilik Grafik Sanayii ve Ticaret A.S.
    Sale              80004 VPS Propack Beijing Co., Ltd.
    Sale              80005 Propack Jiangyin Advanced Packaging Co. Ltd.

                            Chemicals
   Merger               429 Rohm Tech Inc.
    Sale               1100 Stockhausen Far East Ltd.
    Sale               4016 STEAG microParts GmbH
Liquidation            4020 Huls Taiwan Co., Ltd.
   Merger              4040 Creanova de Mexico S.A. de C.V.
    Sale               4052 Stockhausen Ningbo Chemicals Co. Ltd.
    Sale               4060 Balance GmbH, Handel und Beratungsservice im Gesundheitswesen
    Sale               4064 Stockhausen Indonesia PT
    Sale               4119 Degussa Bank GmbH
    Sale               4124 INDUSTRIA Bau- und Vermietungsgesellschaft mbH
    Sale               4136 ASTA Medica Ltda.
    Sale               4146 N.V. VIATRIS S.A.
    Sale               4155 VIATRIS Pharma Ges.m.b.H
    Sale               4156 VIATRIS GmbH
    Sale               4169 VIATRIS B.V.
    Sale               4170 VIATRIS Inc.
    Sale               4171 Muro Pharmaceutical, Inc.
    Sale               4172 Abkit, Inc.
    Sale               4174 VIATRIS PHARMACEUTICALS S.A.
    Sale               4175 VIATRIS S.p.A.
    Sale               4176 VIATRIS Pharmaceuticals S.A.U.
    Sale               4177 VIATRIS Farmaceutica S.A.
    Sale               4193 VIATRIS Holding Ges.m.b.H
    Sale               4207 VIATRIS Manufacturing B.V.
    Sale               4210 Huls Trading Southern Africa (Pty) Ltd.
    Sale               4214 ENKAT GmbH -Gesellschaft fur Energiemanagement und Katalyse
Liquidation            4215 Oxeno France S.A.R.L.
    Sale               4223 Huls Foreign Sales Corporation
    Sale               4522 Wallace Pharmaceuticals/ASTA Medica L.L.C.
   Merger              4532 Silikal North America, Inc.
    Sale               4554 ASTA Medica KAYAKU GmbH
    Sale               4562 Deutsche Borse AG
   Merger              4569 GERMED Handelsgesellschaft mbH
    Sale               4574 Innobraze GmbH
    Sale               4577 Liquiditats-Konsortial Bank GmbH.
    Sale               4578 MainGen Biotechnologie GmbH
    Sale               4580 PharmLog Pharma Logistik GmbH
   Merger              4583 Sanaplanta Patent- und Know how-Verwertungsgesellschaft mbH
   Merger              4595 Apisana AG
    Sale               4598 ASTA Medica Kft.
    Sale               4601 ASTA Medica spol. s r.o.
    Sale               4606 ASTA Medica Centroamericana, S.A.
    Sale               4607 ASTA Medica Centroamericana, S.A.
    Sale               4623 Dagra Medica B.V.
    Sale               4624 Dagra Produtos Farmaceuticos Lda.
    Sale               4625 Defradental S.p.A.
    Sale               4627 Degussa Argentina S.A.
    Sale               4647 G.E.I.E. Europeptides
    Sale               4654 KAYAKU ASTA Medica Co., Ltd.
    Sale               4656 LABOFARMA Industria Farmaceutica Ltda.
    Sale               4657 VIATRIS S.A.
    Sale               4658 VIATRIS PHARMA S.A.
    Sale               4659 VIATRIS MANUFACTURING S.A.
    Sale               4683 S.C.I. du Logey (Societe Civile Immobiliere du Logey)
    Sale               4690 VEGA STAR Farma Ltda.
   Merger              4693 Paraglas Holding
    Sale               4707 S.W.I.F.T.
Liquidation            4712 ASTA Medica Ilac Ticaret A.S.
   Merger              4723 Degussa-Huls Inc.
Liquidation            4756 Envision Technologies GmbH
    Sale               4768 Elbion AG
    Sale               4769 Sofotec Management GmbH
    Sale               4770 Zentaris AG
    Sale               4786 VIATRIS G.I.E.
    Sale               4787 VIATRIS MANAGEMENT GmbH
    Sale               4792 Sofotec GmbH & Co. KG
    Sale               4798 VIATRIS GmbH &  Co. KG
    Sale               4832 Inspec Namheung Chemicals Ltd.
Liquidation            4876 Odsa Abpack GmbH
Liquidation            4899 EPC (i.L.)
Liquidation            4910 EV (i.L.)
Liquidation            4911 EGMS (i.L.)
Liquidation            4912 Evode Industries (i.L.)
Liquidation            4918 Bio Kil (i.L.)
Liquidation            4925 Gramos (i.L.)
Liquidation            4933 Postans (i.L.)
Liquidation            4934 Westbrown Contractors (i.L.)
Liquidation            4935 Lapodorm no 3 (i.L.)
Liquidation            4938 Midland Speciality (i.L.)
    Sale               4980 Laporte Industries Antilles NV
Liquidation            4981 All-tech FSC Inc. (i.L.)
    Sale               4990 AREXIA GIE Services
    Sale               4992 VIATRIS PHARMACEUTICALS Ltd.
Liquidation            8119 ChemRex de Mexico S.A. de C.V.
Liquidation            8126 Construction Chemicals (U.A.E.)
    Sale               8128 SKW Gelatine & Specialties GmbH
Liquidation            8147 Feb (Scotland) Ltd.
Liquidation            8163 Goldschmidt SKW Surfactants (UK) Ltd.
    Sale               8166 Guangdong Bio-Industries Co
Liquidation            8169 Harris Specialty Chemicals Asia-Pacific (Ltd.)
   Merger              8172 HPS S.A.R.L.
   Merger              8176 AL-Schaum AG & Co KG
    Sale               8186 Karl Heublein GmbH
   Merger              8194 Lucas Meyer France S.A.
   Merger              8196 Degussa Flavors & Fruit Systems Deutschland GmbH
   Merger              8197 Lucas Meyer Inc.
   Merger              8198 SKW Nature Products Services Benelux N.V.
Liquidation            8228 MBT Finance Inc.
   Merger              8277 SKW Americas, Inc.
   Merger              8282 PCI Bauwerkstoffe GmbH
   Merger              8283 Degussa BioActives Manufacturing, LLC
    Sale               8287 SKW BIOSYSTEMS Argentina S.A.
    Sale               8290 Degussa Health & Nutrition de Mexico (de) CV
    Sale               8296 SKW BIOSYSTEMS Ltd.
   Merger              8304 Past AG & Co KG
   Merger              8305 SKW Chemicals Inc.
   Merger              8309 Degussa Flavors & Fruit Systems Manufacturing, LLC
    Sale               8312 SKW Gelatin &Specialties Manufacturing, LLC
    Sale               8313 SKW Gelatin &Specialties Sales, LLC
   Merger              8321 Degussa Health & Nutrition Sales, LLC
   Merger              8327 Degussa Texturant Systems Manufacturing, LLC
    Sale               8336 Societe D' economie Mixte D' assainissement et D' Environement
Liquidation            8341 Spec-Chem Finance B.V.
    Sale               8347 Sudsalz GmbH
Liquidation            8366 Burill Nutraceutical Capital Fund
   Merger              8370 SKW Benchmark, Inc.
   Merger              8375 Degussa Health & Nutrition Manufacturing, Inc.
    Sale               8389 Equiconcreto Ltda.
    Sale               8392 VAL de Durance Environnement (Seml)
    Sale               8412 Degussa SKW Co.
    Sale               8414 SKW Gelatin &Specialties SL
    Sale               8420 SKW Gelatin & Specialities France SAS
    Sale               8440 SKW Gelatin & Specialities (M) Sdn Bhd
    Sale               8444 Agrolinz Melamin Deutschland GmbH
   Merger              8452 Genset Oligos Corporation
   Merger              8461 V.N. s.p.a.

                            Oil
    Sale                 10 Veba Oil and Gas Algeria GmbH
    Sale                 34 VEBA Oil & Gas GmbH
    Sale                145 Kohleol-Anlage Bottrop GmbH
    Sale                220 RGV Rohol-Gewinnungs- und Verarbeitungs GmbH & Co. KG
    Sale                223 AFC Aviation Fuel Company mbH
    Sale                284 Veba Oil Refining & Petrochemicals GmbH
    Sale                287 VEBA OIL SUPPLY AND TRADING Pte Ltd.
    Sale                423 VEBA OIL LIBYA GmbH
    Sale                424 VEBA Oil Supply and Trading GmbH
    Sale                425 VEBA OIL EXPLORATION LIBYA GmbH
    Sale                426 RUHR OEL GmbH
    Sale                427 Veba Oil & Gas Netherlands
    Sale                475 Stinnes Interoil AG
    Sale                504 Aral Flussiggas GmbH
    Sale                559 MVG Grundstucke Verwaltungs GmbH
    Sale                608 VEBA OIL SUPPLY AND TRADING Inc.
    Sale                821 ARAL AG & Co KG
    Sale                849 Ruhrtrans GmbH
    Sale                887 VEBA OEL TECHNOLOGIE und AUTOMATISIERUNG GmbH
    Sale                914 VEBA OIL SUPPLY AND TRADING S.R.L.
    Sale               1041 Veba Oil & Gas Trinidad GmbH
    Sale               1043 DEMINEX (Canada) Ltd.
    Sale               1044 Veba Oil & Gas Euphrates GmbH
    Sale               1047 DEMINEX Iran Oil Company
    Sale               1055 Veba Oil & Gas Ash Sham GmbH
    Sale               1056 Veba Oil & Gas Sumatra GmbH
    Sale               1057 VEBA Oil & Gas Deir Ez Zor GmbH
    Sale               1059 DEMINEX (Beta) Ltd.
    Sale               1060 Veba Oil & Gas UK Ltd.
    Sale               1069 Veba Oil & Gas Syria GmbH
    Sale               1123 Veba Oil & Gas Al Waleed GmbH
    Sale               4037 VEBA Oel VEG GmbH
    Sale               5001 Gesellschaft fur Stromwirtschaft mbH
    Sale               5010 Heizol-Handelsgesellschaft mbH
    Sale               5012 VEBA Oil Operations B.V.
    Sale               5014 Rhein-Main-Rohrleitungstransportgesellschaft mbH
    Sale               5029 Aral Warme Service GmbH
    Sale               5030 MVG Grundstucke GmbH & Co.KG
    Sale               5062 CCG Grundstucksverwaltungsgesellschaft mbH
    Sale               5064 Veba Oil & Gas Beteiligungs GmbH
    Sale               5068 Consulting Oil
    Sale               5072 GVO Gebinde-Verwertungsgesellschaft der Minerolwirtschaft mbH
    Sale               5073 Veba OEL Kasachstan GmbH
    Sale               5074 Veba Oil & Gas La Ceiba GmbH
    Sale               5076 DEMINEX  BELIZE PETROLEUM Ltd.
    Sale               5079 VEBA Oel Verarbeitungs-GmbH
    Sale               5080 Veba Oil & Gas Cerro Negro GmbH
    Sale               5081 Transgas Flussiggas Transport und Logistik GmbH & Co. KG
    Sale               5082 Transgas Flussiggas Transport und Logistik Verwaltungs-GmbH
    Sale               5083 Doerr & Pfeifer Mineralolhandel GmbH
    Sale               5086 Veba Oil Netherland Lek B.B.
    Sale               5087 Veba Oil de Venezuela S.A.
    Sale               5088 VEBA Oil Denmark GmbH
    Sale               5089 EBIS European Barge Inspection Scheme Limited
    Sale               5090 Aral Logistik Service GmbH
    Sale               5091 RWE-DEA Norway GmbH
    Sale               5092 German Oil & Gas Egypt GmbH
    Sale               5093 Veba Oil & Gas Hanze GmbH
    Sale               5095 Bohm GmbH
    Sale               5096 Ol + Gasfeuerungsdienst Hensel GmbH
    Sale               5097 Decker Gasgerate-Service GmbH
    Sale               5098 Sanitar- und Heizungstechnik Decker GmbH
    Sale               5099 RGV Verwaltungs GmbH
    Sale               5100 Erdol-Raffinerie-Emsland GmbH & Co. KG
    Sale               5101 Erdol- Raffinerie-Emsland GmbH
    Sale               5102 MQG Mitarbeiter Qualifizierungs GmbH
    Sale               5103 VBM Veba Beteiligungsgesellschaft f. Mineralolvertrieb mbh
    Sale               5104 Veba Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG
    Sale               5105 Veba Mineralolmarketing GmbH
    Sale               5106 Veba Mineralol Marketing GmbH & Co. KG
    Sale               5108 Vereinigung der Aktionare der Aral AG GbR
    Sale               5113 ARKA Grundstucksnutzungs- und verwertungsgesellschaft mbH
    Sale               5114 Aral Berlin GmbH & Co. KG
    Sale               5115 Aral Mineralolvertrieb GmbH
    Sale               5116 A.M. Tankstellen GmbH Berlin & Co.KG
    Sale               5117 Aral Card-Service GmbH
    Sale               5118 Aral Card Handelsgesellschaft mbH
    Sale               5119 Aral Lubricants GmbH & Co. KG
    Sale               5120 SIS-Schnellimbi(beta)statten- und Tankstellenbetriebsgesellschaft mbH
    Sale               5121 TRANS-TANK Lager- und Transportgesellschaft mbH
    Sale               5122 Aral Shop GmbH
    Sale               5123 Aral Mobilfunk GmbH
    Sale               5124 Aral Tankstellenfuhrungsgesellschaft mbH
    Sale               5125 Aral Truck Service GmbH
    Sale               5126 Aral Energie GmbH
    Sale               5128 TSG Tankstellen-Support GmbH
    Sale               5129 Gasolin GmbH
    Sale               5130 Aral LUEG Umweltschutz GmbH
    Sale               5131 Fip Verwaltungsgesellschaft mbH
    Sale               5132 Eggert Mineraloel AG
    Sale               5133 NTG Norddeutsche Tankstellen AG
    Sale               5134 Brummi-Brause Waschanlagen Betriebsgesellschaft mbH
    Sale               5135 AGES Maut System GmbH & Co. KG
    Sale               5136 AGES Maut System Verwaltungs-GmbH
    Sale               5137 AGES Arbeitsgemeinschaft Gebuhrenentrichtungssystem GmbH & Co.oHG
    Sale               5138 AGES Arbeitsgemeinschaft Gebuhrenentrichtungssystem Verwaltungs GmbH
    Sale               5139 NAMUR Grundstucks-Verwaltungsgesellschaft mbH & Co. oHG
    Sale               5140 ING Leasing GmbH & Co. Alpha-Quebec oHG
    Sale               5141 GVZ Entwicklungsgesellschaft Bremen mbH
    Sale               5142 HBP-Betriebsgesellschaft Hans-Bockler-Platz mbH & Co. KG
    Sale               5144 Aral Romania S.R.L.
    Sale               5145 Aral Lubrifiants S.A.R.L.
    Sale               5146 MATELUB S.A.R.L.
    Sale               5147 Aral (Schweiz) AG
    Sale               5151 Aral Luxembourg S.A.
    Sale               5152 Aral Services Luxembourg S.A.R.L.
    Sale               5153 Aral CR a.s.
    Sale               5154 Karlovarska realitni spoleonost s.r.o.
    Sale               5160 Aral Austria Gesellschaft m.b.H
    Sale               5161 Aral Vertriebsgesellschaft m.b.H.
    Sale               5162 Autobahn-Betriebe Gesellschaft m.b.H.
    Sale               5163 Aral Slovakia spol.sr.o.
    Sale               5165 Aral Hungaria Kft.
    Sale               5166 Keresztur Kft.
    Sale               5168 Aral Polska Sp. z.o.o.
    Sale               5171 Bochumer Versicherungsdienst GmbH
    Sale               5172 Heinrich Fip GmbH & Co.
    Sale               5173 SBB Dortmund GmbH
    Sale               5174 Gesellschaft fur Mineralolveredelung und Distribution Rhasa mbH
    Sale               5175 Cosy Wasch ARKA Betriebsges. mbH
    Sale               5176 Aral Pananino GmbH
    Sale               5177 Aral Tankstellen Services S.a.r.l
    Sale               5178 Aral Management AG
    Sale               5180 Aral Bau & Technik GmbH
    Sale               5181 Aral Systems GmbH
    Sale               5182 Aral Forschung GmbH
    Sale               5183 Aral Tankstellen GmbH
    Sale               5184 Aral Lubricants Management GmbH
    Sale               5185 Aral International GmbH
    Sale               5186 Convenience Multi Media GmbH
    Sale               5188 Modry Diamant s.r.o.
    Sale               5189 Veba Oil & Gas Faroes GmbH
    Sale               5190 Kidstation GmbH
    Sale               5191 Aral Online GmbH
    Sale               5192 Tankstellenbetriebsgesellschaft Arfrade 26 mbH
    Sale               5193 Jaros Grundstucksgesellschaft  mbH & Co. oHG
    Sale               5194 Fresh Point GmbH & Co. KG
    Sale               5195 Fresh Point Verwaltungs-GmbH
    Sale               5196 Tanklager Betriebsgesellschaft Nurnberg
    Sale               5197 CSG Convenience Service GmbH
    Sale               5198 Aral Lubricants International GmbH
    Sale               5199 ProCon Handelsgesellschaft mbH Professional Concepts
    Sale               5201 Wecotec Trading & Consulting GmbH
    Sale               5202 Hermann Eggert Mineraloelvertrieb GmbH
    Sale               5203 "HOT POTT" Fast Food GmbH & Co. KG
    Sale               5204 BIL Grundstucksverwaltungs-GmbH & Co. Lunar KG
    Sale               5205 Lowen-Auto-GmbH
    Sale               5206 Tankstellen Betriebsgesellschaft m.b.H
    Sale               6214 Veba Warmetechnik GmbH
    Sale               7590 VEBA OIL SUPPLY AND TRADING S.A.
    Sale              50000 European Pipeline Development Company B.V.
    Sale              50001 Aral Accounting Services GmbH
    Sale              50002 SGG Systemgastronomie GmbH
    Sale              50003 Stadtmarketing Gelsenkirchen GmbH

                            Real Estate
Liquidation             864 U.S.T. Richter Unternehmen fur Spezialtransporte GmbH
Liquidation            6325 RK Clorius Mainmet Limited
   Merger              6441 VES Company Oy
   Merger              6471 Phinelec Comptage Immobilier (PCI) S.A.
   Merger              6482 Eurocompteur S.A.
Liquidation            6483 Viterra Bouwpartner B.V.
    Sale               6488 Lacemede Ltd.
    Sale               6489 Incatema do Brasil S.L.
    Sale               6497 Lowri Beck Services Ltd.
   Merger              6502 CALMET spol. s.r.o.
    Sale               8024 WIS Consult GmbH fur wohnungswirtschaftliche Informationssysteme
    Sale               8040 Deutsche Bau- und Grundstucks Aktiengesellschaft
    Sale              60010 EVB Energietechnische Vertriebs- und Beratungsgesellschaft mbH
   Merger             60012 Viterra Energy Services AS
   Merger             60022 Rapp-Kundo Warmetechnik s.r.o.

                            Distribution/Logistics
    Sale                 20 BRENNTAG AG
    Sale                 24 GBV  Gesellschaft fur Beteiligungsverwaltung AG
    Sale                 25 CFL Vermogensverwaltungs GmbH
    Sale                 29 Fritzen Schiffsagentur GmbH
    Sale                 37 Viktor E. Kern Ges. m.b.H.
    Sale                 39 Koch & Overbeck oHG
    Sale                 52 Frank & Schulte GmbH
    Sale                 70 BRENNTAG (Taiwan) Co. Ltd.
   Merger                83 Gustav Mundler GmbH
    Sale                 95 Brenntag Mid-South, Inc.
    Sale                116 Poseidon Schiffahrt GmbH
    Sale                154 Ferrostaal-Poseidon Bulk Reederei GmbH
    Sale                156 CLG Lagerhaus GmbH & Co.KG
    Sale                159 BRENNTAG N.V.
    Sale                169 Brenntag Southwest, Inc.
    Sale                178 Stinnes Interfer GmbH
    Sale                182 Treibacher Schleifmittel Deutschland GmbH
    Sale                188 Emder Verkehrsgesellschaft AG
    Sale                194 Vastgoed B.V.
    Sale                200 Walter Patz GmbH
    Sale                216 Stinnes Immobiliendienst Verwaltungsgesellschaft mbH
    Sale                218 STINNES-data-SERVICE GmbH
    Sale                219 Emder Logistik Zentrum & Schiffahrts-Agentur GmbH
    Sale                228 Stinnes Montan GmbH
    Sale                231 Stinnes Logistics GmbH
   Merger               236 J.R. Weichelt GmbH & Co. KG
    Sale                239 NEDERLANDSCHE BENZOL MAATSCHAPPIJ B.V.
    Sale                298 SBV SCHENKER Beteiligungsverwaltungs AG
    Sale                301 Brenntag West, Inc.
    Sale                303 Schenker Deutschland AG
    Sale                315 Willems Stahl GmbH
    Sale                331 Goricon Metallurgical Services Ltd.
    Sale                332 Microfine Minerals Ltd.
    Sale                349 SCHENKER INTERNATIONAL NEDERLAND B.V.
    Sale                360 BRENNTAG PORTUGAL PRODUTOS QUIMICOS Lda.
    Sale                401 Hollinde & Boudon GmbH
    Sale                458 Precision National Plating Services, Inc.
    Sale                477 Ferrocarbon GmbH
    Sale                485 Stinnes Beteiligungs-Verwaltungs GmbH
    Sale                512 BRENNTAG International Chemicals GmbH
    Sale                516 Stinnes Verwaltungs- und Dienstleistungs GmbH
    Sale                518 BRENNTAG GmbH
    Sale                522 Stinnes Rohrunion GmbH
    Sale                584 Stinnes International AG
    Sale                587 Tegro AG
    Sale                591 Frank & Schulte in Austria Gesellschaft m.b.H.
    Sale                596 Frank & Schulte (France) S.A.R.L.
    Sale                598 BRENNTAG (UK) Ltd.
    Sale                600 Stinnes Corporation
    Sale                602 Miller and Company
    Sale                606 Brenntag, Inc.
    Sale                613 CLG Lagerhaus GmbH
    Sale                636 BRENNTAG S.A.
    Sale                638 Emstank GmbH
    Sale                640 BRENNTAG S.p.A.
    Sale                655 Stinnes Stahl GmbH
    Sale                671 Emder Lagerhaus-Gesellschaft mbH
    Sale                672 Ems-Schlepper-AG
    Sale                678 Frachtcontor Junge & Co. GmbH
    Sale                682 Frisia Handels- und Transport-GmbH
    Sale                686 SCHENKER BETEILIGUNGS GmbH
    Sale                694 Josef Stangl Eisengro(beta)handlung und Biegerei GmbH
    Sale                700 Schenker Holding B.V.
    Sale                701 Schenker-Eurocargo Nederland B.V.
    Sale                703 BRENNTAG NEDERLAND B.V.
    Sale                705 SCHENKER-BELGIUM N.V.
    Sale                772 Interconti Industriekontor GmbH
    Sale                861 STINNES S.A.
    Sale                879 Inter-Union Technohandel GmbH
    Sale                882 BRENNTAG International Chemicals, Inc.
    Sale                883 Schenker Customs Agency B.V.
    Sale                924 Brenntag Northeast, Inc.
    Sale                992 CLG Lagerhaus GmbH
    Sale                993 Schuhle GmbH
    Sale                995 Wambesco GmbH
    Sale                997 Fergusson, Wild & Co. Ltd.
    Sale               1093 Frank & Schulte Benelux B.V.
    Sale               1105 Interconti Benelux B.V.
    Sale               1112 Frachtcontor Junge B.V.
    Sale               1163 Schenker do Brasil Transportes Internacionais Ltda.
    Sale               1167 Schenker Singapore (PTE) Ltd., International  Forwarders
    Sale               1168 Schenker Transport AB
    Sale               1172 Schenker Malaysia Sdn. Bhd.
    Sale               1173 Stinnes UK Ltd.
    Sale               1175 Karpeles Schenker & Co. Ltd.
    Sale               1177 Schenker International (HK) Ltd.
    Sale               1178 Schenker Australia Pty. Ltd.
    Sale               1179 Schenker Argentinia  S.A.
    Sale               1181 ATLANTIC Seetransport-Kontor GmbH
    Sale               1183 Express Air System GmbH
    Sale               1185 Schenker-Arkas Shipping & Transport A.S.
    Sale               1186 Schenker of Canada Ltd.
    Sale               1187 Stinnes Danmark A/S
    Sale               1189 Schenker & Co. N.V.
    Sale               1191 HACO - Transport GmbH
    Sale               1193 TRG Transportgesellschaft mbH
    Sale               1194 Schenker Ltd.
    Sale               1196 Schenker Luxemburg G.m.b.H.
    Sale               1197 Transportlader Nurnberg-Further Speditionsgesellschaft mbH
    Sale               1199 Medtrans International S.A.
    Sale               1200 Schenker Schweiz AG
    Sale               1202 Schenker (H.K.) Ltd.
    Sale               1203 Schenker (Thai) Ltd.
   Merger              1204 Armbruster & Co. GmbH
    Sale               1206 Schenker & Co. (S.A.) (Pty) Ltd.
    Sale               1207 Schenker-BTL S.A.
    Sale               1208 H.M. Gehrckens GmbH
    Sale               1209 Schenker Metafores A.G.
    Sale               1211 Schenker Italiana S.p.A.
    Sale               1213 Schenker & Co. AG
    Sale               1219 Schenker International S.A. de C.V.
    Sale               1223 Europac GmbH
    Sale               1227 Schenker Internacional S.A.
    Sale               1229 ENTRA Engelberg Transportes Internacionales C.A.
    Sale               1233 Scandia - Herrel GmbH
    Sale               1235 Schenker, Inc.
    Sale               1240 Transit Commercial "Transco" S.a.r.l.
    Sale               1241 Medtrans International Maroc S.a.r.l.
    Sale               1245 Schenkers Ltd.
    Sale               1247 Schenker International A/S
    Sale               1263 Fertrans AG
    Sale               1272 Herber Hausner Sud-Ost Spedition Ges.m.b.H.
    Sale               4140 Brenntag CEE Ges.m.b.H.
    Sale               4592 Alcafood B.V.
   Merger              4593 Alcafood Polska  spzoo
    Sale               4650 BRENNTAG Polska sp. z o.o
    Sale               4667 Brenntag Slovakia spol. s.r.o.
    Sale               4668 BRENNTAG Hrvatzka d.o.o.
    Sale               4669 Brenntag Hungaria Kft.
    Sale               4670 Brenntag Ljubljana d.o.o.
    Sale               6045 Neckarhafen Plochingen GmbH
    Sale               6193 Stinnes Grundstucke GmbH & Co. Sanitar.  Heizung.Fliesen Immobilien KG
    Sale               6291 Stinnes Holz GmbH
    Sale               6354 GVV Gesellschat fur die Verwaltung von Vermogenswerten mbH
    Sale               6439 STINNES Shareholdings Limited
    Sale               7008 AUTOPORT Emden GmbH
    Sale               7011 ATS Air Transport Service AG
    Sale               7013 Rengaslinja Oy
    Sale               7022 Betonwerke Figdor GmbH & Co.KG
    Sale               7024 Kiinteisto Oy Nosturinkatu 6
    Sale               7026 BBG-Berlin Brandenburger Lager-u. Distributionsges. Biesterfeld Brenntag GmbH
    Sale               7028 ITC Logistic Sp. z o.o.
    Sale               7037 Emder Kustenschiffahrt GmbH
    Sale               7045 DANUBE LLOYD (Cyprus) Ltd., Partnership
    Sale               7053 LIAB Logistik Integratoren AB
    Sale               7054 Schenker Kft.
    Sale               7055 EVAG Hapag Lloyd Reiseburo GmbH & Co.oHG
Liquidation            7060 Schenker-Seino Logistics Co. Ltd.
    Sale               7061 HUPAC S.A.
    Sale               7062 Frachten-Treuhand GmbH
    Sale               7067 Skandiatransport GmbH&Co.KG
    Sale               7068 Fintransport International S.r.l.
    Sale               7070 Halmstadsakarnas Fastighets AB
    Sale               7073 Microfine Hellas A.M.E.
    Sale               7078 Schenker-Seino Co. Ltd.
    Sale               7079 Intercarbon do Brasil Ltda.
    Sale               7086 Hugo Stinnes GmbH
    Sale               7091 KS Siboelf
    Sale               7094 Biermann-Schenker Transitarios Lda.
    Sale               7097 Bilspedition Transportorer Forvaltnings AB
    Sale               7098 KS Siboti
    Sale               7108 Polar Kiinteistot Oy
    Sale               7109 Joensuun Maaliikenneasema Oy
    Sale               7113 Kuopion Sataman Hallintorakennus Oy
    Sale               7115 NORTRANS Speditionsges. mbH
    Sale               7117 MASPED-SCHENKER Air and Sea Forwarding Ltd.
    Sale               7119 Kvarta spol. sr. o.
    Sale               7121 Deutsche Industrieholz GmbH
    Sale               7122 Mair Spedition & Logistik GmbH
    Sale               7124 Brenntag Specialities 'Espana' S.L.
    Sale               7127 GdB-Weichelt-Sevice- und Beratungs-GmbH
    Sale               7134 Normilog AS Ltd.
    Sale               7136 SEAGHA C.V.
    Sale               7139 Privpak AS
    Sale               7140 UAB IXOLITA
    Sale               7142 Holland Chemical International N.V.
    Sale               7144 Stinnes Metall GmbH
    Sale               7145 Com. Y Ind. De Colombia Ltda
    Sale               7146 HCI Chemcentral de Mexico
    Sale               7147 Speditionsbau u. Verwertungs-Ges.m.b.H.
    Sale               7148 Quimica Holanda Bolivia S.R.L.
    Sale               7149 Compania Colombiana de Terminales S.A.
    Sale               7153 Distribuidora Quimica Holanda Colombia S.A.
    Sale               7159 TR Humberside Ltd.
    Sale               7160 Comercial y Industrial Interquimica Ltda.
    Sale               7161 Compania Hondurena de Terminales S.A.
    Sale               7166 Quimicos Holanda Nicaragua S.A.
    Sale               7168 Asesorias Transtec Cia. Y Ltda.
    Sale               7171 Org. Comercial Internacional Orcomin S.A.
    Sale               7174 Centro Quimico S.A.
    Sale               7175 Holanda Dominicana S.A.
    Sale               7178 Inversiones Quimicas S.A. de C.V.
    Sale               7179 HCI Argentina S.A.
    Sale               7181 Auxicon S.A.
    Sale               7183 Tujuan Utama Sdn. Bhd.
    Sale               7184 HCI Hong Kong Limited
    Sale               7187 Holland Chemical Mexicana S.A. de C.V.
    Sale               7189 HCI Chemicals (FSC) Ltd.
    Sale               7194 Transitop Operadores Transitarios S.A.
    Sale               7201 LOGWARE Informationssysteme GmbH
    Sale               7203 Canytam Limitada
    Sale               7204 Holanda Ecuador C.A.
    Sale               7205 Stinnes Immobiliendienst GmbH & Co.KG
    Sale               7206 Barsilanda S.A.
    Sale               7207 Holanda Venezuela C.A.
    Sale               7210 Quimicos Barcelona, C.A.
    Sale               7212 Centro Quimico de El Salvador S.A. de C.V.
    Sale               7214 Quimicos Holanda Costa Rica S.A.
    Sale               7215 Cloros de Centroamerica S.A.
    Sale               7216 Holanda Quimica del Peru SAC
    Sale               7217 BRENNTAG Canada, Inc.
    Sale               7218 HCI Deutschland GmbH
    Sale               7221 Schenker (NZ) Ltd.
    Sale               7222 HCI Chemicals Benelux B.V.
    Sale               7223 Brenntag Biosector A/S
    Sale               7224 SCHENKER AIR TRANSPORT GmbH
    Sale               7225 SCHENKER INTERNATIONAL AG
    Sale               7226 HCI Logistica Ltda
    Sale               7229 Michael Friess GmbH Stahl - Heizung - Sanitar - Bedarf
    Sale               7232 Hungaro Lloyd Budapest Nemzetkozi Szallitmanyozasi Kft.
    Sale               7233 Compania Venezolana de Terminales S.A.
    Sale               7234 HCI Chemicals Nederland B.V.
    Sale               7235 Devon Chemicals S.A.
    Sale               7236 Holland Chemical International (Services) B.V.
    Sale               7238 HCI (Curacao) N.V.
    Sale               7239 Holanda Panama S.A.
    Sale               7240 CHEMIEPARTNER Distributionsgesellschaft m.b.H.
    Sale               7241 South American Shipping & Storage Company Inc.
    Sale               7242 Brenntag Specialities B.V.
    Sale               7244 Pelican Chemical Traders Ltd.
    Sale               7245 Viking Traders Ltd.
    Sale               7246 Schenker S.A.
    Sale               7247 HCI Ltd.
    Sale               7248 Scantrans S.A.
    Sale               7249 HCI Shipping N.V.
    Sale               7251 Lejeune S.a.r.l.
    Sale               7253 HCI Americas Inc.
    Sale               7255 Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co.
    Sale               7256 Dritte Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. KG
    Sale               7257 LA Terminals  Inc.
    Sale               7258 HCI Chemicals (USA) Inc.
    Sale               7259 Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co.
    Sale               7260 HCI Chemicals (Services) Inc.
    Sale               7265 HCI USA Distribution Companies Inc.
    Sale               7272 HCI Chemicals (Georgia), Inc.
    Sale               7275 H. Albrecht Speditionsgesellschaft mbH
    Sale               7277 Schenker spol. s.r.o.
    Sale               7282 Sibodouze AS
    Sale               7283 Sibonina AS
    Sale               7284 Worum Chemical Company
    Sale               7285 Worum Fiberglass Supply Co.
    Sale               7286 CEPIM Centrum Padano Interscambio Merce S.p.A.
    Sale               7295 HCI Holding Ltda.
    Sale               7296 HCI Brasil Ltda.
Liquidation            7297 Ransdorp Canada Investments Limited
    Sale               7302 HCI Central Europe Holding BV
   Merger              7303 HCI Poland Limited SP zoo
    Sale               7305 HCI Chemicals CR. s.r.o.
    Sale               7306 HCI Chemicals Slovakia, s.r.o.
    Sale               7307 Brenntag Romania s.r.l
    Sale               7308 HCI USA Holdings B.V.
    Sale               7309 Gotshantering Cargo Link AB
    Sale               7310 Godshantering Landvetter AB
    Sale               7311 Grenzbau Errichtungs- und Verwertungsgesellschaft m.b.H.
    Sale               7314 Coastal Chemical Company, L.L.C.
    Sale               7321 TAB Chemicals, L.L.C.
    Sale               7322 Brenntag Nordic Holding AB
    Sale               7323 Kombitrafik Sverige Ek Forening
    Sale               7326 Landvetter Cargo AB
    Sale               7327 LASAG Lagerhaus Schaffhausen AG
    Sale               7328 Brenntag Nordic Investment AB
    Sale               7329 Brenntag Nordic AB
    Sale               7331 OKOMBI Osterreichische Gesellschaft fur den kombinierten Verkehr m.b.H. & Co.KG
    Sale               7334 BRENNTAG Nordic OY
    Sale               7335 Contifood Smith & Son
Liquidation            7336 Mataki Kemi AB
    Sale               7337 Spediporto S.p.A.
    Sale               7339 Logistik Zone Tirol Ges.m.b.H.
    Sale               7342 Umschlag AG
    Sale               7343 Brenntag Nordic Holding A/S
    Sale               7344 BRENNTAG Nordic AS
    Sale               7345 Brenntag Nordic A/S
   Merger              7347 CLG Lagerhaus GmbH & Co.KG
    Sale               7348 Aktieseskabet
    Sale               7350 PT Dharmala HCI
    Sale               7352 Sociedad Nacional de Inversiones Y Servicios
    Sale               7353 East-Chem, Inc.
    Sale               7354 Crest Chemicals (Proprietary) Limited
    Sale               7355 Hexanos Industriales HEX C.A.
    Sale               7356 IB (UK) Ltd.
    Sale               7359 Industrias Crown Chemical S.A. de C.V.
    Sale               7360 Stinnes Handel GmbH & Co. Beteiligungs OHG
    Sale               7361 Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co.
Liquidation            7362 GfT Gesellschaft fur die Verwaltung von Transportbeteiligungen mbH
    Sale               7367 Schenker Polska Sp.z o.o.
    Sale               7368 Schenker Hungaria Szallitmanyozasi Kft.
    Sale               7369 Tecnoterminales S.A.
    Sale               7370 DFL Duisburger Freihafen GmbH
    Sale               7371 Muelles de Panama S.A.
    Sale               7373 Unterstutzungskasse H.M. Gehrckens GmbH
    Sale               7375 ATS Allgemeine Transport Service Ges.m.b.H.
    Sale               7376 BVG Buro- und Vermogensverwaltungs Ges.m.b.H.
    Sale               7377 CC/HCI, L.L.C.
    Sale               7379 Scanseed I/S
    Sale               7380 Compagnie Generale de Caution
    Sale               7382 Borup Kemi I/S
    Sale               7383 CASTELLETTI Rail
    Sale               7386 Poseidon & Frachtcontor Sp.z o.o.
    Sale               7388 Schenker Logistics (Shanghai) Co., Ltd.
    Sale               7389 Schenker Railog Ges.m.b.H.
    Sale               7390 Elemica Holding ltd.
    Sale               7399 Maritime Cargo Processing Ltd.
    Sale               7400 Rogers International Distribution Services (Pty.) Ltd.
    Sale               7403 SCHENKER SLOVAKIA spol.s.r.o.
    Sale               7411 Gelhard GmbH
    Sale               7415 Stahlex GmbH
    Sale               7416 Inter-Union Technohandel Gesellschaft m.b.H.
    Sale               7419 Brenntag Southeast, Inc.
    Sale               7422 Quay Minerals Ltd.
    Sale               7434 Schenker Russija AG
    Sale               7435 SCHENKER EOOD
    Sale               7441 WATERFRONT OBO CARRIERS INC.
    Sale               7444 SCHENKER INTERNATIONAL DEUTSCHLAND GmbH
    Sale               7455 Stinnes Ocel s.r.o.
    Sale               7456 STAUB & Co. Chemiehandelsgesellschaft mbH
    Sale               7459 BRENNTAG Quimica S.A.
    Sale               7467 SCHENKER BETEILIGUNGS GmbH & Co.OHG
    Sale               7468 Emder Schleppbetrieb GmbH
    Sale               7475 Schenker s.r.L.
    Sale               7485 Societe commerciale Tardy et Cie. S.a.r.L.
    Sale               7486 Stinnes Belgium N.V.
    Sale               7488 Schenker International AG (Dubai Branch)
    Sale               7503 DDSG Cargo Ges.m.b.H.
    Sale               7506 Fertrans Ges.m.b.H.
    Sale               7507 SCI Roissy Fret
    Sale               7509 Schuster & Sohn Chemiepartner GmbH
    Sale               7516 Petrofer GmbH
Liquidation            7518 Besitzgesellschaft Recyclinganlage fur elektrische und elektronische Altgerate, Brunsbuttel GmbH
    Sale               7525 Schenker Chile S.A.
    Sale               7526 Stinnes Interfer AG
    Sale               7527 Stinnes AG
    Sale               7528 Servisi S.A. de C.V. de Mexico
    Sale               7530 Schoder Stahl GmbH
    Sale               7535 Brenntag CR
    Sale               7536 Stinnes Intertec GmbH
    Sale               7538 Saarex s.a.r.l.
    Sale               7545 EASTECH CHEMICAL, INC
    Sale               7546 SCHENKER AKTIENGESELLSCHAFT
    Sale               7549 Scantrans Immobiliere S.A.
    Sale               7551 Schenker International (Asia Pacific) Pte. Ltd.
    Sale               7552 Bischof Betriebsfuhrungsgesellschaft m.b.H.
    Sale               7554 Schenker d.o.o.
    Sale               7556 Fordamin Company Limited
    Sale               7560 SW Zoll-Beratung GmbH
    Sale               7563 CVH Chemie-Vertrieb GmbH & Co. Hannover KG
    Sale               7564 CVH Chemie-Vertrieb Verwaltungs GmbH
    Sale               7565 CVP Chemie-Vertrieb Berlin GmbH
    Sale               7567 CVB Albert Carl GmbH & Co.KG Berlin
    Sale               7568 CVM Chemie-Vertrieb Magdeburg GmbH & Co.KG
   Merger              7569 E. Brunner S.A.
    Sale               7570 SCHENKER INDIA PRIVATE LIMITED
    Sale               7572 GVZ Emsland Servicegesellschaft mbH
    Sale               7575 Chemproha Chemical Distributors B.V.
    Sale               7579 Toepfer Stahl GmbH
    Sale               7586 TRILAG Geschaftsfuhrungs GmbH
    Sale               7587 Stinnes Stahl GmbH
    Sale               7593 Nederlandsche Brenntag Maatschappij Export B.V.
    Sale               7595 Drechthave B.V.
    Sale               7597 Chemproha Chemische Producten Handel B.V.
    Sale               7599 Fordamin Holdings Limited
    Sale               7601 Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co.
    Sale               7605 Dritte Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co.
    Sale               7606 TS - Touristik Systeme GmbH
    Sale               7610 ALS Auto-Logistik-Service S.A.
    Sale               7611 Schenker Kaukokiito S/A
    Sale               7614 SCHENKER INTERNATIONAL KOREA LTD.
    Sale               7617 HD ocel s.r.o.
   Merger              7620 Produtos Quimicos Portugueses, S.A.
    Sale               7626 Eurochemie, S.R.L.
    Sale               7627 Schenker A.E.
    Sale               7628 Christ Chemie AG
    Sale               7629 Max Baum GmbH
    Sale               7637 HCI Poland Ltd
    Sale               7639 BRENNTAG HOLDING S.p.A.
    Sale               7641 ROSEA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Huttenheim KG
    Sale               7645 NB Beteiligungs AG
    Sale               7649 Schenker d.o.o.
    Sale               7650 Sevilla Seed Capital S.A.
    Sale               7658 Romana Chimici S.p.A.
    Sale               7661 CO.PI.CI. S.r.L.
    Sale               7662 De Stefani S.r.L.
    Sale               7667 BTL AB
    Sale               7668 SCHENKER AB
    Sale               7669 BTL International AB
    Sale               7671 Schuster & Sohn Chemiepartner GmbH & Co.KG
    Sale               7673 UGC-Freiberg GmbH
    Sale               7674 CLG Lagerhaus GmbH
    Sale               7676 Schenker North AB
    Sale               7677 Biljonaren, AB
    Sale               7680 Bilspedition i Linkoping AB
    Sale               7683 Bilspedition Reinsurance S.A.
    Sale               7684 Bilspedition Transport & Logistics AB
    Sale               7685 Schenker Property Sweden AB
    Sale               7686 Cold Stores AB
    Sale               7689 Nordisk Bilspedition AB
Liquidation            7690 Perfresh AB
    Sale               7692 Spedpol Sp.z o.o.
    Sale               7693 Transatlantic Rederi AB
    Sale               7695 Schenker Nederland Holding B.V.
    Sale               7696 Bilspedition Transport & Logistics (BTL) Ltd.
    Sale               7697 Schenker AS
    Sale               7698 Oy Schenker East AB
    Sale               7699 Schenker International A/S
    Sale               7701 S Aug Anderson AB
    Sale               7703 Autotransit S.R.L.
    Sale               7708 Dedicated 3 PL Services AB
    Sale               7709 Goodservice i Sundsvall AB
    Sale               7710 SCHENKER-BTL Senior Compedence AB
    Sale               7712 Langtradaren i Jamtland AB
    Sale               7713 SCHENKER Consulting AB
    Sale               7719 BTL Re. Ltd.
    Sale               7720 Backebols Akeri AB
    Sale               7721 Castelletti S.A.
    Sale               7723 Coldsped  AB
Liquidation            7725 CORONADO I GOTEBORG AB
    Sale               7726 Dala Industritrans AB, DITAB
    Sale               7728 Ernsts Express AB
    Sale               7738 Fastighets AB Kylen 1
    Sale               7739 Trafik AB NP Kagstrom
    Sale               7740 Linjegods AS
    Sale               7741 Masped-BTL Vermogensverwaltungsges. mbH
    Sale               7742 Schenker Log. AB
    Sale               7745 Fastighets AB Orbyn
    Sale               7749 Schenker Privpak AB
    Sale               7753 Scansped AB
    Sale               7754 Scansped AG
    Sale               7756 Schenker-BTL N.V.
    Sale               7759 Schenker Dedicated Services AB
    Sale               7760 Schenker AS
    Sale               7761 BTL Equipment AB
    Sale               7763 BTL Nord GmbH
    Sale               7766 Schenker B.V.
    Sale               7768 Schenker-BTL  AS
    Sale               7769 Scansped O.G. Beheer BV
    Sale               7770 Schenker Oy
    Sale               7771 Scansped S.A., Paris
    Sale               7772 Scansped Transportgroep BV
    Sale               7773 Schenker UAB
   Merger              7774 Schenker-BTL Ltd.
    Sale               7775 Schenker Ltd.
    Sale               7778 SIA Schenker
    Sale               7781 Skandiatransport AS
    Sale               7782 AB Skandiatransport Logistik
    Sale               7787 Thermo-Scandia International Transport & Spedition A/S
    Sale               7790 Schenker Sp. z o.o.
    Sale               7791 Transportinvest AS
    Sale               7792 Schenker Akeri AB
    Sale               7795 Kiitolinja Oy
    Sale               7796 Ueria AB
    Sale               7811 Varnamo Akeri AB
    Sale               7812 Schenker Ltd.
    Sale               7815 AkeriTerminal Bilspedition AB
    Sale               7817 Finntransport Oy
    Sale               7821 Balti Transport, AS
    Sale               7823 Schenker Express Oy
    Sale               7827 Facility Plus B.V.
   Merger              7828 Freeze on Wheels ApS
    Sale               7839 Kiinteisto Oy Reininkatu 9
    Sale               7840 Kiinteisto Oy Lentohuolinta - Fastighets Ab Flygspedition
    Sale               7841 Kiinteisto Maaliikenne Oy
    Sale               7842 Tampereen Rahtiasema Oy
    Sale               7843 Kiitojakelu Oy
    Sale               7844 Schenker Cargo Oy
    Sale               7845 Kuljetus-Taverna Oy
    Sale               7846 Kuopion Rahtiasema Oy
    Sale               7853 Porin Kiitolinja Oy
    Sale               7857 Scanspol Sp. z o.o.
    Sale               7858 Seinajoen Kiitolinja-asema Oy
    Sale               7870 CASTELLETTI S.p.A.
    Sale               7871 Immobiliare Blemme S.r.l.
    Sale               7874 Zuffo & Co. Speditions G.m.b.H.
    Sale               7876 Taunotrans S.A.
    Sale               7877 Schenker International AB
    Sale               7879 Brenntag Eurochem International GmbH
    Sale               7880 Brenntag Great Lakes LLC.
    Sale               7881 Farleyway Ltd.
    Sale               7882 Whittaker, Clark & Daniels, Inc.
    Sale               7883 Stinnes Holding Corporation
    Sale               7888 Sky Partners AS
    Sale               7889 Profilstahl Nurnberg GmbH
    Sale               7893 Frank & Schulte (Tianjin) Minerals Co., Ltd.
    Sale               7894 SHG Saarlandische Handelsgesellschaft mbH Stahl, Logistik, Industriebedarf
    Sale               7896 Schenker Petrolog Utama, PT
    Sale               7898 Intertec Retail Logistics GmbH
    Sale               7908 INTERTEC Polska Sp. z o.o.
    Sale              70000 SOTRAMA
    Sale              70001 Agencja Celna Spedpol Spolka z Ograniczona Odpowiedzianoscia
    Sale              70002 Compania Venezolana de Terminales II S.A.
    Sale              70004 SCHENKER DOOEL
    Sale              70005 Kiinteisto Oy Ferraroad
    Sale              70006 Kiinteisto Oy Tir-Trans
    Sale              70007 Kiinteisto Oy Varastohotelli
    Sale              70008 Kiinteisto Oy Euro Speed
    Sale              70009 Raillog GmbH
    Sale              70010 Tianjin Jindalai Mineral-Processing Co., Ltd.
    Sale              70011 EVB Handelshaus Bour GmbH
    Sale              70012 SCHENKER d.o.o.
    Sale              70013 Hans Hee Stahlrohr GmbH
    Sale              70014 A.T.H. S.A.
    Sale              70015 Schenker Ltd.
    Sale              70016 JLC-Chemie Handels GmbH
    Sale              70017 Jean Marc EURL
    Sale              70018 LogCap-IR Grundverwertungsgesellschaft mbH
    Sale              70019 Schenker Ltd.
    Sale              70020 Duvemala Akeri AB
    Sale              70021 Johannes R. Weichelt GmbH
    Sale              70022 Shanghai Expotrans Ltd.
    Sale              70023 HCI Hungaria Kft
    Sale              70024 BRENNTAG LATVIA
    Sale              70025 ALB Automative Logistica LTDA
    Sale              70026 Agrobest AS
    Sale              70027 Schenker Mauritanie SAS
    Sale              70028 Trans-Oel Agency GmbH
    Sale              70030 Schenker d.o.o., Beograd
    Sale              70031 Cargo Community Systems Ltd.
    Sale              70032 GVZ Entwicklungsgesellschaft Salzgitter mbH
    Sale              70033 GVZ Entwicklungsgesellschaft Wolfsburg mbH
    Sale              70034 Richard Sichler GmbH & Co. KG
    Sale              70035 Schenker (East London) (Pty) Ltd.
    Sale              70036 Godsservice i Dalarna AB
    Sale              70037 Kaakon Terminaali Oy
    Sale              70038 Kiinteisto Oy Taalintehtaankatu 4
    Sale              70039 Anterist + Schneider Umzuge GmbH
    Sale              70040 Anterist + Schneider Mobel-Logistik GmbH
    Sale              70041 Anterist + Schneider Automotive Service GmbH
    Sale              70042 Anterist + Schneider Logistik GmbH
    Sale              70043 Anterist + Schneider GmbH
    Sale              70044 Anterist + Schneider Industrie-Logistik GmbH
    Sale              70045 Anterist + Schneider Industrie-Logistik GmbH
    Sale              70046 Anterist + Schneider Transportlogistik GmbH
    Sale              70047 Asimex - Anterist + Schneider s.a.r.l.
    Sale              70048 Anterist + Scheinder Versicherungs-Vermittlungsgesellschaft GmbH
    Sale              70049 Anterist + Schneider Zeebrugge b.v.b.a.
    Sale              70050 Fenil Quimica Ltda.
    Sale              70052 Multisped AS
    Sale              71113 Kuopion Sataman Hallintorakennus Oy